Domo Announces First Quarter Fiscal 2022 Financial Results

Silicon Slopes, Utah - May 27, 2021 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2021.

Fiscal First Quarter Results
•Total revenue was $60.1 million, an increase of 24% year over year
•Subscription revenue was $52.1 million, an increase of 23% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $58.2 million or 25% year-over-year growth
•Remaining performance obligations (RPO) was $284.3 million as of April 30, 2021, an increase of 24% year over year
•RPO expected to be recognized as revenue in the next twelve months was $180.8 million as of April 30, 2021, an increase of 22% year over year
•Net cash used in operating activities was $2.7 million, while adjusted net cash provided by operating activities was $1.4 million
•GAAP subscription gross margin was 83%, an improvement of 4 percentage points from Q1 FY21
•Non-GAAP subscription gross margin was 83%, an improvement of 4 percentage points from Q1 FY21
•GAAP operating margin improved by 20 percentage points year over year
•Non-GAAP operating margin improved by 24 percentage points year over year
•GAAP net loss was $18.1 million, and GAAP net loss per share was $0.58, based on 31.0 million weighted-average shares outstanding
•Non-GAAP net loss was $8.0 million, and non-GAAP net loss per share was $0.26, based on 31.0 million weighted-average shares outstanding
•Cash and cash equivalents were $84.8 million as of April 30, 2021

"With a record Q1 across many metrics including new business and retention, our performance this quarter puts us in a great position to execute well for the remainder of FY22," said Josh James, founder and CEO, Domo. "On average we’ve been growing our billings 25%. I think it’s wonderful we achieved that growth profile the last four quarters, and I’m excited to see what we can deliver in the future."

Recent Highlights
We believe the following recognition and research demonstrate our commitment to product innovation, go-to-market initiatives and customer success:

•Domo released a recently commissioned Total Economic Impact™ (TEI) study conducted by Forrester Consulting which found that organizations leveraging Domo’s modern BI platform achieved an overall ROI of 345 percent over three years and recouped their investment in less than six months.

•Domo won both the Webby Award and the Webby People’s Voice Award for its COVID-19 tracker in the Apps and Software: Data Management category.

•Domo and CHOICE Humanitarian were selected as finalists in Fast Company's 2021 World Changing Ideas Awards in the Developing-World Technology category. Domo's COVID-19 tracker was also selected as an honorable mention in the category of Pandemic Response.

•Domo was ranked as the #1 vendor in Dresner Advisory Services' 2021 Cloud Computing and Business Intelligence Market Study for the fifth consecutive year.

•Domo achieved Amazon Web Services (AWS) Machine Learning Competency status in the new Applied Artificial Intelligence (Applied AI) category. Domo also announced a new native integration for Amazon Redshift and access to 1,000s of data products with AWS Data Exchange in Domo.

•Domo was rated an Exemplary Vendor in Ventana Research's 2021 Analytics and Data Value Index, Mobile Analytics and Data Value Index, Embedded Analytics and Data Value Index, and Collaborative Analytics and Data Value Index.

•Domo announced its fourth consecutive inclusion to the Women Tech Council’s (WTC) 2021 Shatter List, an annual recognition of companies that develop and successfully implement measures that help to break the glass ceiling for women in technology.

Business Outlook
Based on information available as of May 27, 2021, Domo is providing the following guidance for its second fiscal quarter and full year fiscal 2022:
Q2 Fiscal 2022
•Revenue is expected to be in the range of $60.0 million to $61.0 million
•Non-GAAP net loss per share is expected to be between $0.35 and $0.39 based on 31.8 million weighted-average shares outstanding
Full Year Fiscal 2022
•Revenue is expected to be in the range of $246.0 million to $252.0 million
•Non-GAAP net loss per share is expected to be between $1.33 and $1.41 based on 31.9 million weighted-average shares outstanding

We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2022 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/9892449. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 585-8367 or (416) 621-4642 with conference ID #9892449 following the completion of the conference call until 11:59 p.m. (ET) June 10, 2021.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, adjusted net cash used in operating activities, and free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our second fiscal quarter and full fiscal year 2022, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly

Report on Form 10-Q for the fiscal quarter ended April 30, 2021 expected to be filed with the SEC on or about June 9, 2021, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2020	2021
Revenue:
Subscription	$42,436	$52,112
Professional services and other	6,125	7,950
Total revenue	48,561	60,062
Cost of revenue:
Subscription (1)	9,105	9,057
Professional services and other (1)	5,004	6,101
Total cost of revenue	14,109	15,158
Gross profit	34,452	44,904

Operating expenses:
Sales and marketing (1)	29,096	33,454
Research and development (1)	17,453	16,186
General and administrative (1), (2)	9,869	10,218
Total operating expenses	56,418	59,858
Loss from operations	(21,966)	(14,954)

Other expense, net (1)	(2,724)	(3,262)
Loss before provision for income taxes	(24,690)	(18,216)
Provision for income taxes	205	(112)
Net loss	$(24,895)	$(18,104)

Net loss per share (basic and diluted)	$(0.88)	$(0.58)
Weighted-average number of shares (basic and diluted)	28,450	31,004

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$226	$419
Professional services and other	103	334
Sales and marketing	1,826	3,727
Research and development	1,877	2,489
General and administrative	2,397	2,916
Other expense, net	47	177
Total stock-based compensation expenses	$6,476	$10,062

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$90,794	$84,826
Accounts receivable, net	48,272	33,001
Contract acquisition costs	13,894	13,799
Prepaid expenses and other current assets	12,216	9,778
Total current assets	165,176	141,404

Property and equipment, net	14,745	15,837
Right-of-use assets	3,663	2,735
Contract acquisition costs, noncurrent	18,605	18,393
Intangible assets, net	3,356	3,202
Goodwill	9,478	9,478
Other assets	1,415	1,327
Total assets	$216,438	$192,376

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$1,085	$4,461
Accrued expenses and other current liabilities	51,950	35,564
Lease liabilities	3,808	3,356
Current portion of deferred revenue	129,079	128,510
Total current liabilities	185,922	171,891

Lease liabilities, noncurrent	1,556	944
Deferred revenue, noncurrent	3,173	1,923
Other liabilities, noncurrent	9,637	9,917
Long-term debt	99,609	100,650
Total liabilities	299,897	285,325

Commitments and contingencies

Stockholders' deficit:
Common stock	30	31
Additional paid-in capital	1,038,006	1,046,623
Accumulated other comprehensive income	877	873
Accumulated deficit	(1,122,372)	(1,140,476)
Total stockholders' deficit	(83,459)	(92,949)
Total liabilities and stockholders' deficit	$216,438	$192,376

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2020	2021
Cash flows from operating activities
Net loss	$(24,895)	$(18,104)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,293	1,028
Non-cash lease expense	951	943
Amortization of contract acquisition costs	3,408	3,903
Stock-based compensation	6,476	10,062
Other, net	879	865
Changes in operating assets and liabilities:
Accounts receivable, net	18,323	15,271
Contract acquisition costs	(1,926)	(3,612)
Prepaid expenses and other assets	213	2,511
Accounts payable	45	3,383
Operating lease liabilities	(905)	(1,080)
Accrued and other liabilities	(14,751)	(16,079)
Deferred revenue	(2,024)	(1,819)
Net cash used in operating activities	(12,913)	(2,728)

Cash flows from investing activities
Purchases of property and equipment	(1,363)	(1,778)
Purchases of securities available for sale	(11,149)	—
Proceeds from maturities of securities available for sale	16,600	—
Purchases of intangible assets	(104)	—
Net cash provided by (used in) investing activities	3,984	(1,778)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	3,659	4,133
Shares repurchased for tax withholdings on vesting of restricted stock	(38)	(6,244)
Proceeds from exercise of stock options	11	654
Net cash provided by (used in) financing activities	3,632	(1,457)
Effect of exchange rate changes on cash and cash equivalents	(3)	(5)
Net decrease in cash and cash equivalents	(5,300)	(5,968)
Cash and cash equivalents at beginning of period	80,843	90,794
Cash and cash equivalents at end of period	$75,543	$84,826

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2020	2021
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$42,436	$52,112
Cost of revenue:
Subscription	9,105	9,057
Subscription gross profit on a GAAP basis	33,331	43,055
Subscription gross margin on a GAAP basis	79%	83%

Stock-based compensation	226	419
Subscription gross profit on a non-GAAP basis	$33,557	$43,474
Subscription gross margin on a non-GAAP basis	79%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$56,418	$59,858
Stock-based compensation	(6,100)	(9,132)
Amortization of certain intangible assets	(20)	(20)
Total operating expenses on a non-GAAP basis	$50,298	$50,706

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(21,966)	$(14,954)
Stock-based compensation	6,429	9,885
Amortization of certain intangible assets	20	20
Operating loss on a non-GAAP basis	$(15,517)	$(5,049)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(45)%	(25)%
Stock-based compensation	13	17
Operating margin on a non-GAAP basis	(32)%	(8)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(24,895)	$(18,104)
Stock-based compensation	6,476	10,062
Amortization of certain intangible assets	20	20
Net loss on a non-GAAP basis	$(18,399)	$(8,022)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.88)	$(0.58)
Stock-based compensation	0.23	0.32
Net loss per share on a non-GAAP basis	$(0.65)	$(0.26)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2020	2021
Billings:
Total revenue	$48,561	$60,062
Add:
Deferred revenue (end of period)	104,804	128,510
Deferred revenue, noncurrent (end of period)	2,916	1,923
Less:
Deferred revenue (beginning of period)	(105,290)	(129,079)
Deferred revenue, noncurrent (beginning of period)	(4,454)	(3,173)
Decrease in deferred revenue (current and noncurrent)	(2,024)	(1,819)
Billings	$46,537	$58,243

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash (Used in) Provided by Operating Activities:
Net cash used in operating activities	$(12,913)	$(2,728)
Proceeds from shares issued in connection with employee stock purchase plan	3,659	4,133
Adjusted net cash (used in) provided by operating activities	$(9,254)	$1,405

Reconciliation of Net Cash Used in Operating Activities to Free Cash Flow:
Net cash used in operating activities	$(12,913)	$(2,728)
Proceeds from shares issued in connection with employee stock purchase plan	3,659	4,133
Purchases of property and equipment	(1,363)	(1,778)
Free cash flow	$(10,617)	$(373)